Exhiibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
          In connection with the Quarterly Report of CenterPoint Energy Transition Bond Company II, LLC (the “Company”) on Form 10-Q for the period ended September 30, 2007 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, I, Marc Kilbride, Vice President and Treasurer (Principal Financial Officer), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:
          1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
          2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Marc Kilbride
Marc Kilbride
Vice President and Treasurer (Principal Financial Officer)
November 9, 2007